                                                                    Exhibit 99.1

                             Joint Filer Information

Name of Joint Filer:                       American Securities Partners VI, L.P.

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       American Securities Partners VI(B),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       American Securities Partners VI(C),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/[ ]/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       American Securities Partners VI(D),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       American Securities Associates VI,
                                           LLC

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       American Securities LLC

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       Kevin Penn

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       Loren Easton

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP

Name of Joint Filer:                       Michael G. Fisch

Address of Joint Filer:                    c/o American Securities LLC
                                           299 Park Ave, 34th Floor
                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Metaldyne Performance Group Inc.
                                           [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          ASP MD Investco LP